BANC ONE AUTO GRANTOR                         PAGE 1
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
            COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                       DISTRIBUTION DATE APRIL 15, 1997

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                                $305,686,731.00
(B) Total Certificate Balance                                                                               $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                                          96.00%
    (ii)  Original Class A Principal Balance                                                                $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                                    6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                           4.00%
    (ii)  Original Class B Principal Balance                                                                 $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                                    6.70%
(E) Servicing Fee Rate (per annum)                                                                                     1.00%
(F) Weighted Average Coupon (WAC)                                                                                     12.15%
(G) Weighted Average Original Maturity (WAOM)                                                                         60.12  months
(H) Weighted Average Remaining Maturity (WAM)                                                                         45.97  months
(I) Number of Receivables                                                                                            31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                                     1.50%
    (ii)  Reserve Fund Initial Deposit                                                                        $4,585,300.97
    (iii) Specified Reserve Balance:

          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)

          (b) Percent of Initial Certificate Balance                                                                   1.00%
          (c) Percent of Remaining Certificate Balance                                                                 3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                                         8.00%


                            BANC ONE AUTO GRANTOR                         PAGE 2
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
            COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                       DISTRIBUTION DATE APRIL 15, 1997


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                                $195,676,629.51
(B) Total Certificate Balance                                                                               $195,676,629.51
(C) Total Certificate Pool Factor                                                                                 0.6401214
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                        $187,849,396.27
    (ii) Class A Certificate Pool Factor                                                                          0.6401214

(E) Class B Certificates

    (i)  Class B Certificate Balance                                                                          $7,827,233.24
    (ii) Class B Certificate Pool Factor                                                                          0.6401214

(F) Reserve Fund Balance                                                                                       8,845,994.91
(G) Cumulative Net Losses for All Prior Periods                                                                5,284,670.45
(H) Charge-off Rate for Second Preceding Period                                                                        1.53%
(I) Charge-off Rate for Preceding Period                                                                               1.80%
(J) Delinquency Percentage for Second Preceding Period                                                                 0.53%
(K) Delinquency Percentage for Preceding Period                                                                        0.46%
(L) Weighted Average Coupon (WAC)                                                                                    12.110%
(M) Weighted Average Remaining Maturity (WAM)                                                                         39.70  months
(N) Number of Receivables                                                                                            24,411

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal

    (i)   Principal Collections                                                                               10,227,487.86
    (ii)  Prepayments in Full                                                                                          0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                               0.00
    (iv)  Other Refunds Related to Principal                                                                           0.00
(B) Simple Interest Receivables Interest

    (i)   Interest Collections                                                                                 1,936,641.11
    (ii)  Repurchased Loan Proceeds Related to Interest                                                                0.00

(C) Weighted Average Coupon (WAC)                                                                                     12.11%
(D) Weighted Average Remaining Maturity (WAM)                                                                         39.02  months
(E) Remaining Number of Receivables                                                                                  23,653

(F) Delinquent Receivables                         Dollar Amount                                                   #  Units
                                                   --------------                                                  --------
    (i)  30-59 Days Delinquent                          3,217,080                    1.74%                              382
    (ii)  60-89 Days Delinquent                           479,899                    0.26%                               55
    (iii) 90 Days or More Delinquent                      257,617                    0.14%                               29

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Fund Investment Income                                                                                26,390.47
(B) Collection Account Investment Income                                                                               0.00

(C) Realized Losses for Collection Period:

     (i)  Charge-offs for current Collection Period - Principal                                                  641,165.30
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                                   561,008.49

(D) Net Loss and Liquidated Receivables Information

    (i)   Liquidation Proceeds Related to Principal                                                               80,156.81
    (ii)  Liquidation Proceeds Related to Interest                                                                     0.00
    (iii) Recoveries from Prior Month Charge Offs                                                                336,418.16


                            BANC ONE AUTO GRANTOR                         PAGE 3
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
            COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                       DISTRIBUTION DATE APRIL 15, 1997



E. COLLECTIONS
--------------
Interest Collections:

(A) Interest Payments Received                                                                                 1,936,641.11
(B) Liquidation Proceeds Related to Interest                                                                           0.00
(C) Repurchased Loan Proceeds                                                                                          0.00
(D) Recoveries from Prior Month Charge Offs                                                                      336,418.16
                                                                                                    ------------------------
(E) Interest Collections                                                                                       2,273,059.27

Principal Collections:

(F) Principal Payments Received                                                                              $10,227,487.86
(G) Liquidation Proceeds Related to Principal                                                                     80,156.81
(H) Repurchased Loan Proceeds                                                                                          0.00
                                                                                                    ------------------------
(I) Principal Collections                                                                                     10,307,644.67

(J) Total Collections                                                                                        $12,580,703.94

F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee:
    (i)   Servicing Fee                                                                                         $163,063.86
    (ii)  Prior Collection Period unpaid Servicing Fees                                                                0.00
                                                                                                    ------------------------
    (iii)  Total Servicing Fee                                                                                  $163,063.86

Interest:
(B) Class A Certificates

    (i)   Class A Monthly Interest                                                                            $1,025,344.62
    (ii)  Class A prior period Interest Carryover Shortfall                                                            0.00
                                                                                                    ------------------------
    (iii)  Class A Interest Distribution                                                                      $1,025,344.62
(C) Class B Certificates

    (i)   Class B Monthly Interest                                                                               $43,702.05
    (ii)  Class B prior period Interest Carryover Shortfall                                                            0.00
                                                                                                    ------------------------
    (iii)  Class B Interest Distribution                                                                         $43,702.05

(D) Total Certificate Interest Distribution                                                                   $1,069,046.67
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                          $1,232,110.53

Principal:
(F) Principal Collections                                                                                    $10,307,644.67
(G) Realized Losses                                                                                              561,008.49
                                                                                                    ------------------------
(H) Total Monthly Principal                                                                                  $10,868,653.16

(I) Class A Certificates

    (i)   Class A Monthly Principal                                                                           10,433,897.73
    (ii)  Class A prior period Principal Carryover Shortfall                                                           0.00
                                                                                                    ------------------------
    (iii)  Class A Principal Distribution                                                                     10,433,897.73
(J) Class B Certificates

    (i)   Class B Monthly Principal                                                                              434,755.43
    (ii)  Class B prior period Principal Carryover Shortfall                                                           0.00
                                                                                                    ------------------------
    (iii)  Class B Principal Distribution                                                                        434,755.43

(K) Total Principal Distribution                                                                              10,868,653.16

(L) Total Interest and Principal Distribution Amounts                                                         12,100,763.69
       plus Servicing Fee


                            BANC ONE AUTO GRANTOR                         PAGE 4
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
            COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                       DISTRIBUTION DATE APRIL 15, 1997

G. DISTRIBUTIONS
----------------

(A) Total Interest Collections available to be distributed                                                     2,273,059.27
(B) Class B Percentage of Principal Collections                                                                  412,314.61
(C) Servicing Fee:
    (i)   Total Servicing Fee                                                                                    163,063.86
    (ii)  Servicing Fee paid                                                                                     163,063.86
                                                                                                    ------------------------
    (iii)  Unpaid Servicing Fee                                                                                        0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                            2,109,995.41
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                       1,025,344.62
    (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee                    1,025,344.62
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                       1,084,650.79
    (iv)   Class A Interest Distribution remaining to be paid                                                          0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collections                         0.00
    (vi)   Class A Interest Distribution remaining to be paid                                                          0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                        0.00
    (viii) Class A Interest Carryover Shortfall                                                                        0.00
    (ix)   Class A Interest Distribution paid                                                                  1,025,344.62

(F) Class B Certificates

    (i)   Class B Interest Distribution                                                                           43,702.05
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution        43,702.05
    (iii) Total Interest Collections available after Class B Interest Distribution paid                        1,040,948.74
    (iv)  Class B Interest Distribution remaining to be paid                                                           0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                                                         0.00
    (vi)  Class B Interest Carryover Shortfall                                                                         0.00
    (vii) Class B Interest Distribution paid                                                                      43,702.05

(G) Total Interest Paid                                                                                        1,069,046.67
(H) Total Interest and Servicing Fee Paid                                                                      1,232,110.53
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest
    Distribution paid                                                                                          1,040,948.74

Total Collections available to be distributed:

(J) Total Principal Collections                                                                               10,307,644.67
(K) Excess Interest                                                                                            1,040,948.74
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                        0.00
(M) Total Collections available to be distributed as principal                                                11,348,593.41

Principal:
(N) Class A Certificates

    (i)   Class A Principal Distribution                                                                      10,433,897.73
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed              10,433,897.73
    (iii) Total Collections available after Class A Principal Distribution paid                                  914,695.68
    (iv)  Class A Principal Distribution remaining to be paid                                                          0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                                        0.00
    (vi)  Class A Principal Carryover Shortfall                                                                        0.00
    (vii) Total Class A Principal Distribution paid                                                           10,433,897.73

(O) Class B Certificates

    (i)   Class B Principal Distribution                                                                         434,755.43
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                 434,755.43
    (iii) Total Collections available after Class B Principal Distribution paid                                  479,940.25
    (iv)  Class B Principal Distribution remaining to be paid                                                          0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                                        0.00
    (vi)  Class B Principal Carryover Shortfall                                                                        0.00
    (vii) Total Class B Principal Distribution paid                                                              434,755.43

(P)  Total Excess Cash to the Reserve Fund                                                                       479,940.25

                            BANC ONE AUTO GRANTOR                         PAGE 5
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
            COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                       DISTRIBUTION DATE APRIL 15, 1997


H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------
                                                                     Beginning                      End
                                                                     of Period                   of Period
                                                                  -----------------           ----------------
(A) Balances and Pool Factors

    (i)    Aggregate Balance of Certificates                       $195,676,629.51             $184,807,976.35
    (ii)   Aggregate Certificate Pool Factor                             0.6401214                   0.6045666
    (iii)  Class A Principal Balance                                187,849,396.27              177,415,498.54
    (iv)   Class A Pool Factor                                           0.6401214                   0.6045666
    (v)    Class B Principal Balance                                  7,827,233.24                7,392,477.81
    (vi)   Class B Pool Factor                                           0.6401214                   0.6045666

(B) Pool Information

    (i)   Weighted Average Coupon (WAC)                                      12.11%                      12.11%
    (ii)  Weighted Average Remaining Maturity (WAM)                          39.70  months               39.02 months
    (iii) Remaining Number of Receivables                                   24,411                      23,653
    (iv)  Pool Balance                                             $195,676,629.51             $184,807,976.35



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                                             8,845,994.91
(B) Less: Draw to pay Class A Interest Distribution                                                       0.00
(C) Reserve Account Balance after draw                                                            8,845,994.91
(D) Less: Draw to pay Class B Interest Distribution                                                       0.00
(E) Reserve Account Balance after draw                                                            8,845,994.91
(F) Less: Draw to pay Class A Principal Distribution                                                      0.00
(G) Reserve Account Balance after draw                                                            8,845,994.91
(H) Less: Draw to pay Class B Principal Distribution                                                      0.00
(I) Reserve Account Balance after draw                                                            8,845,994.91
(J) Total excess Collections deposited in the Reserve Fund                                          479,940.25
                                                                                             -------------------
(K) Reserve Fund Balance                                                                          9,325,935.16
(L) Specified Reserve Account Balance                                                             6,006,259.23
(M) Reserve Account Release to Seller                                                             3,319,675.93
                                                                                             -------------------
(N) Ending Reserve Account Balance                                                                6,006,259.23
                                                                                             ===================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts

    (i)   Liquidation Proceeds Related to Principal                                                                      $80,156.81
    (ii)  Liquidation Proceeds Related to Interest                                                                             0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                                  336,418.16
(B) Realized Net Losses for Collection Period                                                                            561,008.49
(C) Charge-off Rate for Collection Period (annualized)                                                                         1.42%
(D) Cumulative Aggregate Net Losses for all Periods                                                                    5,845,678.94

(E) Delinquent Receivables
                                                            Dollar Amount                                  #  Units
                                                            -------------                                  --------
    (i)   30-59 Days Delinquent                                 3,217,080               1.74%                 382
    (ii)  60-89 Days Delinquent                                   479,899               0.26%                  55
    (iii) 90 Days or More Delinquent                              257,617               0.14%                  29


                            BANC ONE AUTO GRANTOR                         PAGE 6
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
            COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                       DISTRIBUTION DATE APRIL 15, 1997



K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate

    (i)   Second Preceding Collection Period                                                                           1.53%
    (ii)  Preceding Collection Period                                                                                  1.80%
    (iii) Current Collection Period                                                                                    1.42%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                          1.58%

(B) Delinquency Percentages

    (i)   Second Preceding Collection Period                                                                           0.53%
    (ii)  Preceding Collection Period                                                                                  0.46%
    (iii) Current Collection Period                                                                                    0.40%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                          0.46%

(C) Loss and Delinquency Trigger Indicator                                                              Trigger was not hit


                            BANC ONE AUTO GRANTOR                         PAGE 7
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
            COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                       DISTRIBUTION DATE APRIL 15, 1997

L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------

                                                                                                                 Per $1,000 of
                                                                                                              Original Principal
                                                                                    Dollars ($)                     Balance
                                                                                  -----------------           -------------------
(A)  Amount of distribution allocable to principal:

    (i)    Class A Certificates                                                     10,433,897.73                     35.5548739
    (ii)   Class B Certificates                                                        434,755.43                     35.5548739

                                                                                                                 Per $1,000 of
                                                                                                              Original Principal
(B)  Amount of distribution allocable to interest:                                  Dollars ($)                     Balance
                                                                                  -----------------           -------------------

    (i)    Class A Certificates                                                      1,025,344.62                      3.4939962
    (ii)   Class B Certificates                                                         43,702.05                      3.5740116

(C)  Pool Balance as of the close of business on the last day of
     the Collection Period                                                        $184,807,976.35
                                                                                  -----------------

                                                                                                                 Per $1,000 of
                                                                                                              Original Principal
(D)  Amount of the Servicing Fee paid to the Servicer with respect                  Dollars ($)                     Balance
       to the related Collection Period                                           -----------------           -------------------
    (i)     Total Servicing Fee                                                        163,063.86
    (ii)    Class A Percentage of the Servicing Fee                                    156,541.16                      0.5334345
    (ii)    Class B Percentage of the Servicing Fee                                      6,522.69                      0.5334345

                                                                                                              Original Principal
                                                                                    Dollars ($)                     Balance
                                                                                  -----------------           -------------------
  (E)   (i)    Class A Interest Carryover Shortfall                                          0.00                      0.0000000
        (ii)   Class A Principal Carryover Shortfall                                         0.00                      0.0000000
        (iii)  Class B Interest Carryover Shortfall                                          0.00                      0.0000000
        (iv)   Class B Principal Carryover Shortfall                                         0.00                      0.0000000

        Change with respect to immediately preceding Distribution Date:

        (v)    Class A Interest Carryover Shortfall                                          0.00                      0.0000000
        (vi)   Class A Principal Carryover Shortfall                                         0.00                      0.0000000
        (vii)  Class B Interest Carryover Shortfall                                          0.00                      0.0000000
        (viii) Class B Principal Carryover Shortfall                                         0.00                      0.0000000

(F)  Pool factors for each class of certificates, after giving
       effect to all payments allocated to principal                                                                  Pool Factor
                                                                                                                    ---------------
    (i)    Class A Pool Factor                                                                                         0.6045666
    (ii)   Class B Pool Factor                                                                                         0.6045666

(G)  Amount of the aggregate Realized Losses, if any, for such
       Collection Period ($)                                                          $561,008.49
                                                                                  -----------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
      Collection Period                                                               $737,515.36

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
      giving effect to distributions made on such Distribution Date                  $6,006,259.23
                                                                                  -----------------
(J)  Aggregate outstanding principal balances for each class of certificates,
       after giving effect to all payments allocated to principal                                                Principal Balance
                                                                                                              ----------------------
    (i)    Class A Principal Balance                                                                              177,415,498.54
    (ii)   Class B Principal Balance                                                                                7,392,477.81

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such
       Distribution Date                                                                    $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer with respect to the Related Collection
       Period ($)                                                                           $0.00
                                                                                  -----------------

                            BANC ONE AUTO GRANTOR                         PAGE 8
                                 TRUST 1996-B
              AMENDED AND RESTATED DETERMINATION DATE STATEMENT
            COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                       DISTRIBUTION DATE APRIL 15, 1997


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------
On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                               $163,063.86
     (ii)  Servicing Fees retained by the Seller                                        163,063.86
                                                                                  ----------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
           Date (i-ii)                                                                                         $0.00
                                                                                                      --------------

(B) Withdraw from the Collection Account and deposit in the Class A Distribution
    Account:

      (i)   for the Class A Interest Distribution                                    $1,025,344.62
      (ii)  for the Class A Principal Distribution                                   10,433,897.73
                                                                                  ----------------
      (iii) Total (i+ii)                                                                              $11,459,242.35
                                                                                                      --------------
(C) Withdraw from the Collection Account and deposit in the Class B Distribution
    Account:

      (i)   for the Class B Interest Distribution                                       $43,702.05
      (ii)  for the Class B Principal Distribution                                      434,755.43
                                                                                  ----------------
      (iii)  Total (i+ii)                                                                                $478,457.49
                                                                                                      --------------
(D)  Withdraw excess Collections from the Collection Account and deposit in the
     Reserve Fund                                                                                        $479,940.25
                                                                                                      --------------
(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
    Account:

     (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and
          the Class B Percentage of Principal Collections                                                      $0.00
     (ii) Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
          and the Class B Interest Distribution                                                                 0.00
                                                                                                      --------------
     (iii)  Total                                                                                                              $0.00
                                                                                                                         -----------
(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
    Account:
       (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
            of the Class A Interest Distribution                                                               $0.00
      (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the Class
            B Interest Distribution, and the Class A Principal Distribution                                     0.00
                                                                                                      --------------
     (iii)  Total                                                                                                              $0.00
                                                                                                                         -----------